                             UTILICORP CAPITAL L.P.

                              PREFERRED SECURITIES
                                  GUARANTEED BY
                              UTILICORP UNITED INC.

                             UNDERWRITING AGREEMENT




                                                              ____________, 1995


GOLDMAN, SACHS & CO.
DEAN WITTER REYNOLDS INC.
PAINEWEBBER INCORPORATED
SMITH BARNEY INC.
As Representatives of the
  several Underwriters
c/o GOLDMAN, SACHS & CO.
85 Broad Street
New York, New York  10004

Ladies and Gentlemen:

          From time to time UtiliCorp Capital L.P., a Delaware limited partnership (the "Issuer"), as issuer, and UtiliCorp United Inc., a Delaware company (the "Company"), as guarantor, propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, whereby the Issuer will issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain preferred securities representing limited partnership interests in the Issuer (the "Preferred Securities"), specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Securities") and, if set forth in the applicable Pricing Agreement and solely for the purpose of covering over-allotments, an additional number of Preferred Securities specified in
Schedule II to such Pricing Agreement (the "Option Securities"), guaranteed by the Company as to the payment of cash distributions, out of moneys held by the Issuer, and as to payments on liquidation or redemption and described in any Prospectus (as defined in Section 2(a) hereof) (the "Guarantee") (the Firm Securities and the Option Securities, if any, which the Underwriters elect to purchase pursuant to Section

4 hereof being referred to collectively as the "Securities", and the Securities and the Guarantee being referred to collectively as the "Designated Securities").

          1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Issuer to sell any of the Preferred Securities (including the Guarantee) or as an obligation of any of the Underwriters to purchase any of the Preferred Securities (including the Guarantee). The obligation of the Issuer to issue and sell any of the Preferred Securities (including the Guarantee) and the obligation of any of the Underwriters to purchase any of the Preferred Securities (including the Guarantee) shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of Firm Securities, the aggregate numbers of Option Securities, if any, the initial public offering price of such Firm and Option Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Option Securities and payment therefor. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2. Each of the Issuer and the Company jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement or registration statements in respect of the Preferred Securities, the Guarantee and the Junior Surbordinated Debentures (as hereafter defined) has been filed with the Securities and Exchange Commission (the "Commission") on Form S-3; such registration statement or registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement or registration statements, but including all

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     documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters have been declared effective by the Commission in such form; no other document with respect to such registration statement or registration statements or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement or registration statements has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or registration statements or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"); the various parts of such registration statement or registration statements, including all exhibits thereto and the documents incorporated by reference in the prospectus contained therein at the time such part of the registration statement or registration statements became effective, each as amended at the time such part of registration statement or registration statements became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Preferred Securities and the Guarantee, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
     Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus, as amended or supplemented, shall be deemed to refer to the Prospectus, as amended or supplemented, in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus, as amended or supplemented, relating to such Designated Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments of supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus, as amended or supplemented, relating to such Designated Securities;

          (d) The Issuer has no subsidiaries. Neither the Issuer nor the Company (including all of its subsidiaries taken as a whole, each a "Subsidiary" and, collectively, the "Subsidiaries") has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Issuer or the Company and its Subsidiaries taken as a whole, or sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of its Subsidiaries or any material adverse change, or any development involving, or which may reasonably be expected to involve, a prospective material adverse change in or affecting the condition (financial or other), results of operations, business, prospects, net worth or assets of the Company and its Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (e) This Agreement and any applicable Pricing Agreement have been duly authorized by the Issuer and the Company and conform in all material respects to the descriptions thereof in the Prospectus, as amended or supplemented, with respect to such Designated Securities;

          (f) The Designated Securities, upon issuance and delivery and payment therefor in the manner described herein and in any applicable Pricing Agreement, will be, duly authorized, validly issued, fully paid and nonassessable. The Designated Securities conform to the description thereof in the Prospectus, as amended or supplemented, with respect to such Designated Securities;

          (g) The Issuer has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act, as amended (the "Partnership Act");

          (h) Each of the Company and its Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary. All of the shares of capital stock of the Company outstanding and all of the outstanding shares of capital stock of each Subsidiary, have been duly authorized and validly issued, are fully paid and nonassessable. All of the outstanding shares of capital stock of each Subsidiary are owned directly or indirectly by the Company (except for United Gas Company Limited, of which the Company owns seventy-five percent of the outstanding shares of capital stock), free and clear of any claim, lien, encumbrance or security interest except as otherwise disclosed in writing to the Representatives;

          (i) The Indenture dated as of ________, 1995 between the Company and ___________, as trustee, as amended (the "Subordinated Indenture"), and the junior subordinated debentures of the Company (the "Junior Subordinated Debentures") to be issued thereunder, have been duly authorized; the Subordinated Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, at the Time of Delivery (as defined herein), will have been duly executed and delivered and will constitute, and the Junior Subordinated Debentures, when duly executed and authenticated in accordance with the Subordinated Indenture and issued and delivered under the circumstances provided in the Prospectus, as amended or supplemented, will constitute, valid and legally binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, as from time to time in effect, and by applicable principles of equity and considerations of public policy (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Junior Subordinated Debentures will conform to the description thereof in the Prospectus;

          (j) The limited partnership agreement of the Issuer, as amended and restated (the "Limited Partnership Agreement"), constitutes a legal, valid and binding agreement of the Company, in its capacity as the general partner of the Issuer, and is enforceable against the Company in its capacity as the general partner of the Issuer, in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, as from time to time in effect, by applicable principles of equity and considerations of public policy (regardless of whether enforceability is considered in a proceeding in equity or at law) and by applicable law relating to fiduciary duties;

          (k) The Guarantee has been duly authorized and when validly executed and delivered by the Company will constitute a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, as from time to time in effect, and by applicable principles of equity and considerations of public policy (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Guarantee will conform to the description thereof in the Prospectus;

          (l) All of the limited partnership interests of the Issuer (other than the Preferred Securities) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; each of the limited partners of the Issuer has been duly admitted as a limited partner of the Issuer; and the Issuer is not a party to or otherwise bound by any agreement other than those described in the Prospectus, as amended or supplemented;

          (m) Neither the Company nor any of its Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery hereof or of any Pricing Agreement, the execution or delivery of the Guarantee, the execution or delivery of the Subordinated Indenture or consummation of the transactions contemplated hereby or by any Pricing Agreement result in a violation of, or constitute a default under, the certificate of incorporation, by-laws or other governing documents of the Company or any of its Subsidiaries, or any agreement, indenture or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound, or to which any of their properties is subject, nor will the performance by the Company of its obligations hereunder violate any law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company, its Subsidiaries or any of their properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of its Subsidiaries which would be material to the Company and its Subsidiaries taken as a whole. Except for permits and similar authorizations required under the Act, the Federal Power Act, the laws of the States of Colorado, Michigan [and West Virginia] and the securities or Blue Sky laws of certain jurisdictions, and except for such permits and authorizations as have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the issue of the Guarantee or the Junior Subordinated Debentures or the consummation of the transactions contemplated by this Agreement and any applicable Pricing Agreement;

          (n) The Issuer is not, or with the giving of notice or lapse of time or both would not be, in violation of or in default under, and the execution or delivery hereof or of any Pricing Agreement or consummation of the transactions contemplated hereby or by any Pricing Agreement will not result in a violation of, or constitute a default under, the certificate of limited partnership or the Limited Partnership Agreement or other governing documents of the Issuer, or any agreement, indenture or other instrument to which the Issuer is a party or by which the Issuer is bound, or to which the Issuer is subject, and the performance by the Issuer of its obligations hereunder will not violate any law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Issuer or any of its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Issuer which would be material to the Issuer. Except for permits and similar authorizations required under the Act, the Federal Power Act, the laws of the States of Colorado, Michigan and [West Virginia] and the securities or Blue Sky laws of certain jurisdictions, and except for such permits and authorizations as have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement and any applicable Pricing Agreement;

          (o) The Issuer and the Company and its Subsidiaries have good and marketable title to all material real and personal property owned by them, in each case free and clear of all mortgages, liens, encumbrances and defects, except such as are described or referred to in the Prospectus, as amended or supplemented, or such as do not materially affect the values of such property and do not interfere with the use made or proposed to be made of such property by the Issuer or the Company or such Subsidiaries; and any real property and buildings held under lease by the Issuer and the Company and its Subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Issuer and the Company or such Subsidiaries;

          (p) Except as described in the Prospectus, as amended or supplemented, there is no litigation or governmental proceeding to which the Issuer or the Company or any of its Subsidiaries is a party or to which any property of the Issuer, or the Company or any of its Subsidiaries is subject or which is pending or, to the knowledge of the Issuer or the Company, contemplated against the Issuer or the Company or any of its Subsidiaries which might result in any material adverse change in the condition (financial or other), results of operations, business, prospects, net worth or assets of the Issuer and the Company and its Subsidiaries taken as a whole;

          (q) The Issuer, the Company and its Subsidiaries are not in violation of any law, ordinance, governmental rule or regulation or court decree to which it is subject which violation would have a material adverse effect on the condition (financial or other), results of operations, business, prospects, net worth or assets of the Issuer and the Company and its Subsidiaries taken as a whole;

          (r) The Company and the Issuer have not distributed and will not distribute prior to the Time of Delivery or the Option Time of Delivery (each as defined herein) any offering material in connection with the offering and sale of the Designated Securities other than the Registration Statement, the Prospectus, the Prospectus, as amended or supplemented, or other materials, if any, permitted by the Act;

          (s) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (t) The accountants who have audited and reported upon the financial statements filed with the Commission as part of the Registration Statement and the Prospectus, as amended or supplemented, are independent accountants as required by the Act and the regulations thereunder. The consolidated financial statements and schedules (including the related notes) included or incorporated by reference in the Registration Statement or Prospectus, as amended or supplemented, fairly present the consolidated financial position, the results of operations and changes in financial condition of the entity or entities to which such statements relate at the respective dates and for the respective periods to which they apply. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied, except as set forth in the Registration Statement and Prospectus, as amended or supplemented. The other financial and statistical information and data set forth in the Registration Statement and the Prospectus, as amended or supplemented, are fairly presented and have been prepared on a basis consistent with such financial statements and the books and records of the entities purported to be shown thereby; and

          (u) Neither the Issuer nor the Company is an "investment company" required to register under, or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, nor will be required to so register, nor will be such after giving effect to the transactions contemplated hereby.

          3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus, as amended or supplemented.

          4. Delivery to the Underwriters of and payment for the Firm Securities shall be made at the place and time and date specified in the applicable Pricing Agreement or at such other place and time and date as the Representatives and the Issuer may agree upon in writing, such time and date being herein called the "Time of Delivery" for the Firm Securities.

          Delivery to the Underwriters of and payment for any Option Securities shall be made at the place specified in the applicable Pricing Agreement at such time and date (the "Option Time of Delivery"), which may be the same as the Time of Delivery but shall in no event be earlier than the Time of Delivery nor earlier than three nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from the Representatives on behalf of the Underwriters to the Issuer of the determination of the Underwriters to purchase a number, specified in such notice, of Option Securities. Such notice may be given to the Issuer within 30 days after the date of the applicable Pricing Agreement.

          Except as set forth in the Pricing Agreement, one or more fully-registered global certificates for the Firm Securities and Option Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form registered in the name of the nominee of The Depository Trust Company, shall be delivered by or on behalf of the Issuer to The Depository Trust Company, which shall release such Firm Securities and Option Securities to the accounts of the Representatives for the account of such Underwriter, at the Time of Delivery or the Option Time of Delivery, as the case may be, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Issuer in the funds specified in such Pricing Agreement.

          5. Each of the Issuer and the Company jointly and severally agrees with each of the Underwriters of any Designated Securities:

          (a) To prepare the Prospectus, as amended and supplemented, in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus, as amended or supplemented, after the date of the Pricing Agreement relating to such Designated Securities and prior to the later of the Time of Delivery or the Option Time of Delivery, if any, for the Designated Securities which shall be disapproved by the Representatives for the Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after the Time of Delivery, if any, and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Preferred Securities and the Guarantee, of the suspension of the qualification of such Preferred Securities or the Guarantee for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Preferred Securities and the Guarantee or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Preferred Securities and the Guarantee for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Preferred Securities, the Guarantee and the Junior Subordinated Debentures provided that in connection therewith neither the Issuer nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Prospectus, as amended or supplemented, in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Preferred Securities and the Guarantee and if at such time any event shall have occurred as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) In the case of the Company, to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the date, after the later of the Time of Delivery or the Option Time of Delivery, if any, on which the distribution of the Designated Securities ceases as determined by Goldman Sachs & Co. and (ii) the date which is 90 days after the later of the Time of Delivery or the Option Time of Delivery, if any, for the Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any Preferred Securities, any preferred stock or any other securities of the Issuer or the Company which are substantially similar to such Designated Securities or any securities convertible into or exchangeable for Preferred Securities, preferred stock or substantially similar securities of either the Issuer or the Company without the prior written consent of the Representatives;

          (f) To the extent necessary to comply with New York Stock Exchange rules and regulations or the rules and regulations of any other exchange on which the Preferred Securities are listed, to furnish to the holders of Preferred Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries audited by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the first such fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail;

          (g) To cause the Designated Securities to be approved for listing subject only to official notice of issuance on the New York Stock Exchange;

          (h) To use its best efforts to list the Junior Subordinated Debentures on the New York Stock Exchange in connection with the distribution of such debentures to holders of Preferred Securities; and

          (i) The Issuer will apply the net proceeds of the sale of the Designated Securities as set forth in the Prospectus, as amended or supplemented.

          6. The Issuer and the Company jointly and severally covenant and agree with the several Underwriters that the Issuer and the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Issuer's and the Company's counsel and accountants in connection with the registration of the Preferred Securities, the Guarantee and the Junior Subordinated Debentures under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky and/or Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all expenses in connection with the qualification of the Preferred Securities, the Guarantee and the Junior Subordinated Debentures for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the

Blue Sky and/or legal investment surveys; (iv) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Securities; (v) the cost of preparing certificates for the Preferred Securities, including all taxes on the transfer and sale of the Preferred Securities; (vi) the fees and expenses of any transfer agent and registrant for the Preferred Securities; (vii) any fees charged by securities services for rating the Preferred Securities; (viii) all costs and expenses incident to listing the Preferred Securities on the New York Stock Exchange and the cost of registering the Preferred Securities under Section 12 of the Exchange Act; (ix) the cost of qualifying the Preferred Securities with The Depository Trust Company; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Designated Securities by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Issuer and the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery and the Option Time of Delivery for the Designated Securities, true and correct, the condition that the Issuer and the Company shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus, as amended or supplemented, in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Milbank, Tweed, Hadley & McCloy, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Designated Securities, the Registration Statement, the Prospectus, as amended or supplemented, and other related matters as the

     Representatives may reasonably request, such counsel being able to rely on the opinions, dated the Time of Delivery for the Designated Securities, of Richards, Layton & Finger, P.A. or on the opinions, dated the Time of Delivery for the Designated Securities, of local counsel, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Blackwell Sanders Matheny Weary & Lombardi L.C., counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for the Designated Securities, in form and substance satisfactory to the Representatives and their counsel, to the effect that:

               (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, has duly obtained or has succeeded to and holds all material franchises and other governmental and corporate authority necessary to carry on the public utility business in which it is engaged and to own, lease and operate the properties in use in such business and the maintenance of such franchises and other authority is not subject to any burdensome restriction or condition of an unusual character (except as described in the Registration Statement);

              (ii) Each Subsidiary of the Company (other than West Kootenay Power, Ltd., United Gas Company Limited, UtiliCorp British Columbia, Ltd., UtiliCorp Energy Limited, UtiliCorp U.K., Limited and WEL Energy Group Limited) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a materially adverse effect on the condition (financial or other), results of operations, business, prospects, net worth or assets of the Company and its Subsidiaries taken as a whole;

             (iii) All of the limited partnership interests of the Issuer (other than the Preferred Securities) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

              (iv) The Guarantee has been duly authorized and when validly executed and delivered by the Company will constitute a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, as from time to time in effect, and by applicable principles of equity and considerations of public policy (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Guarantee will conform to the description thereof in the Prospectus, as amended or supplemented;

               (v) The Subordinated Indenture and the Junior Subordinated Debentures to be issued thereunder, have been duly authorized; the Subordinated Indenture has been duly qualified under the Trust Indenture Act, and, at the Time of Delivery will have been duly executed and delivered and will constitute, and the Junior Subordinated Debentures, when duly executed and authenticated in accordance with the Subordinated Indenture and issued and delivered under the circumstances provided in the Prospectus, as amended or supplemented, will constitute, valid and legally binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, as from time to time in effect, and by applicable principles of equity and considerations of public policy (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Subordinated Indenture conforms and the Junior Subordinated Debentures, when duly executed, authenticated, issued and delivered, will conform to the descriptions thereof in the Prospectus, as amended or supplemented;

              (vi) The Company has full corporate power and corporate authority to enter into and perform its obligations under this Agreement and the Pricing Agreement with respect to the Designated Securities and to issue the Junior Subordinated Debentures and the Guarantee;

             (vii) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by each of the Issuer and the Company;

            (viii) The orders of the Federal Energy Regulatory Commission, the Colorado Public Utilities Commission, the Public Service Commission of West Virginia and the Michigan Public Service Commission authorizing the issuance and sale of the Preferred Securities, the issuance and sale by the Company of the Junior Subordinated Debenture and the Guarantee are in effect at the Time of Delivery and no other approval, authorization, consent or order of any federal, state or local commission or governmental authority (other than under state securities or Blue Sky laws as to which such counsel is not called upon to express an opinion) is required for the issuance and sale of the Preferred Securities, the performance by the Issuer or the Company of its other obligations under this Agreement or any applicable Pricing Agreement, the issuance and sale of the Junior Subordinated Debenture, the Contribution, the issuance and sale of the Short-Term Junior Subordinated Debenture and the Guarantee, except such as are specified, obtained and in effect, and the issuance and sale of the Designated Securities hereunder, the issuance and sale of the Junior Subordinated Debenture, the Contribution, the issuance and sale of the Short-Term Junior Subordinated Debenture and the Guarantee, are in conformity with each such approval, authorization, consent and order;

              (ix) After due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Issuer or the Company or its Subsidiaries is a party or to which any of the properties of the Issuer or the Company is subject that is required to be described in the Registration Statement or the Prospectus, as amended or supplemented, and is not so described or of any contract or other document that is required to be described in the Registration Statement or the Prospectus, as amended or supplemented, or to be filed as an exhibit to the Registration Statement that is not described or filed as required;

               (x) The statements made in the Registration Statement and the Prospectus, as amended or supplemented, under the captions, "Description of the Series A Preferred Securities", "Description of the Series A Junior Subordinated Debentures", "Description of the Preferred Securities", "Description of the Junior Subordinated Debentures" and "Plan of Distribution", in Item 15 of the Registration Statement, in the Company's most recent Annual Report on Form 10-K under the captions "Business" (but only as to fuel supply contracts) and "Legal Proceedings", insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

              (xi) The execution, delivery and performance by the Issuer and the Company of this Agreement and the

          Pricing Agreement with respect to the Designated Securities, the execution, delivery and performance by the Company of the Guarantee, the Subordinated Indenture and the Junior Subordinated Debentures will not contravene any provision of applicable law or the charter or the by-laws of the Company or any agreement or other instrument binding upon the Issuer or the Company;

             (xii) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus, as amended or supplemented;

             (xiii) The documents incorporated by reference in the Prospectus, as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and they have no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

            (xiv) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending before or contemplated by the Commission and all filings required by Rule 424 under the Act have been made; the Registration Statement and the Prospectus, as amended or supplemented, and any further amendments and supplements thereto made by either the Issuer or the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by either the Issuer or the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus, as amended or supplemented, or any further amendment or supplement thereto made by either the Issuer or the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery for the Designated Securities, either the Registration Statement or the Prospectus, as amended or supplemented, or any further amendment or supplement thereto made by either the Issuer or the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus, as amended or supplemented, or required to be described in the Registration Statement or the Prospectus, as amended or supplemented, which are not filed or incorporated by reference or described as required; and

             (xv) Under current law and interpretations of current law issued by the Commission, neither the Issuer nor the Company is an "investment company" required to register under, or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, nor will be required to so register, nor will be such after giving effect to the transactions contemplated hereby.

          In giving the foregoing opinions, such counsel may rely on (1) the opinion of Richards, Layton & Finger, with respect to all matters of Delaware law, (2) the opinions of local counsel, with respect to the opinion set forth in paragraph (i) above, and (3) the opinions of local counsel and the opinion of McCarthy, Sweeney & Harkaway, P.C., with respect to the opinion set forth in paragraph (viii) above. Such counsel shall state that you and they are justified in relying on such opinions, policies and certificates.

          (d) Richards, Layton & Finger, P.A., special Delaware counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion, limited to the laws of the State of Delaware and dated the Time of Delivery for the Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Issuer has been duly formed and is validly existing in good standing as a limited partnership under the Partnership Act, and all filings required as of the Time of Delivery for the Designated Securities under the Partnership Act with respect to the formation and valid existence of the Issuer as a limited partnership have been made;

              (ii) Under the Limited Partnership Agreement and the Partnership Act, the Issuer has all necessary partnership power and authority to own its properties and conduct its business, all as described in the Prospectus, as amended or supplemented;

             (iii) Assuming that the limited partners of the Issuer that hold the Preferred Securities (the "Preferred Security Holders"), as limited partners of the Issuer, do not participate in the control of the business of the Issuer, the Preferred Securities issued to the Preferred Security Holders have been duly and validly authorized and are validly issued and, subject to the qualifications set forth herein, are fully paid and nonassessable limited partner interests in the Issuer, as to which the Preferred Security Holders, as limited partners of the Issuer, will have no liability in excess of their obligations to make payments provided for in the Limited Partnership Agreement and their share of the Issuer's assets and undistributed profits (subject to the obligation of a Preferred Security Holder to repay any funds wrongfully distributed to it);

              (iv) There are no provisions in the Limited Partnership Agreement the inclusion of which, subject to the terms and conditions therein, or, assuming that the Preferred Security Holders, as limited partners of the Issuer, take no action other than actions permitted by the Limited Partnership Agreement, the exercise of which, in accordance with the terms and conditions therein, would cause the Preferred Security Holders, as limited partners of the Issuer, to be deemed to be participating in the control of the business of the Issuer;

              (v) Under the Partnership Act and the Limited Partnership Agreement, the execution and delivery by the Issuer of this Agreement and the Pricing Agreement, and the performance by the Issuer of its obligations under this Agreement and the Pricing Agreement, have been duly authorized by all necessary partnership action on the part of the Issuer;

             (vi) Under the Partnership Act and the Limited Partnership Agreement, the Company, as general partner of the Issuer, has all necessary power and authority to execute and deliver this Agreement and the Pricing Agreement on behalf of the Issuer;

            (vii) Under the Partnership Act and the Limited Partnership Agreement, the Company, as general partner of the Issuer, has executed and delivered this Agreement and the Pricing Agreement on behalf of the Issuer;

           (viii) The issue and sale by the Issuer of the Preferred Securities, the compliance by the Issuer with all of the provisions of this Agreement and the Pricing Agreement, and the consummation of the transactions herein and therein contemplated, will not violate (a) the Certificate of Limited Partnership of the Issuer or the Limited Partnership Agreement or (b) any Delaware statute, rule or regulation;

             (ix) Assuming that the Issuer derives no income from or connection with sources within the State of Delaware and has no assets, activities (other than the maintenance of a registered office and registered agent in the State of Delaware and the filing of documents with the Secretary of State) or employees in the State of Delaware, no consent, approval, authorization, order, registration or qualification of or with any Delaware court or Delaware governmental agency or body is required to be obtained by the Issuer solely in connection with the issuance and sale by the Issuer of the Preferred Securities pursuant to this Agreement and the Pricing Agreement;

              (x) The Limited Partnership Agreement constitutes a legal, valid and binding agreement of the Company, and is enforceable against the Company, in its capacity as general partner of the Issuer, in accordance with its terms, subject to the effect upon the Limited Partnership Agreement of (i) bankruptcy, insolvency, reorganization, moratorium, receivership, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights of creditors generally, and

          (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law); provided, however, that such counsel shall not be required to express any opinion on the effect upon the Limited Partnership Agreement of applicable law relating to fiduciary duties;

             (xi) The execution and delivery by the Issuer of this Agreement and the Pricing Agreement, and the performance by the Issuer of its obligations under this Agreement and the Pricing Agreement, do not violate the Limited Partnership Agreement or the Partnership Act;

            (xii) Such counsel has reviewed the statements in the Prospectus, as amended or supplemented, under the caption "UtiliCorp Capital" and, insofar as it contains statements of Delaware law, such statements are fairly presented; and

           (xiii) Under the Limited Partnership Agreement and the Partnership Act, the Issuer has all necessary partnership power and authority to execute and deliver, and to perform its obligations under this Agreement and the Pricing Agreement.

          (e) Blackwell Sanders Matheny Weary & Lombardi L.C., special tax counsel for the Issuer and the Company, shall have furnished to the Representatives at each Time of Delivery their written opinion confirming their opinion as to tax matters set forth in the Prospectus, as amended or supplemented.

          (f) On the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery for the Designated Securities, Arthur Andersen LLP and any of the other independent accountants of the Company or the Subsidiaries who have certified the financial statements of the Company and/or the Subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement, and a letter, dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

          (g) (i) The Issuer, the Company or any of the Subsidiaries shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, as amended or supplemented, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus, as amended or supplemented, there shall not have been any material change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of its Subsidiaries or any change, or any development involving, or which may reasonably be expected to involve, a prospective change in or affecting the condition (financial or other), results of operations, business, prospects, net worth or assets of the Company and its Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented, the effect of which, in any such case described in Clause
     (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus, as amended or supplemented;

          (h) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preference stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implication, its rating of any of the Company's debt securities or preference stock;

          (i) There shall have been furnished to you the opinion (addressed to you, as Representatives of the several Underwriters) of McCarthy, Sweeney & Harkaway, P.C., special regulatory counsel for the Company, dated the Time of Delivery for the Designated Securities and in form and substance satisfactory to the Representatives and their counsel, to the effect that the statements in the Company's most recent Annual Report on Form 10-K under the caption "Regulation" which relate to Federal Energy Regulatory Commission matters insofar as such statements constitute a summary of the legal matters, documents and proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

          (j) The Federal Energy Regulatory Commission, the Colorado Public Utilities Commission, the Public Service Commission of West Virginia and the Michigan Public Service Commission and any other commission or governmental authority having jurisdiction over any of the Company's public utility businesses shall have issued all approvals, authorizations, consents and orders (the "Regulatory Actions") required thereby for the issuance and sale of the Preferred Securities, the performance by the Issuer and the Company of its other obligations under this Agreement and the Pricing Agreement relating to such Designated Securities, the issuance and sale by the Company of the Junior Subordinated Debenture, the Contribution, the issuance and sale by the Company of the Short-Term Junior Subordinated Debenture, and the Guarantee; each Regulatory Action shall be in effect; no proceedings to suspend the effectiveness of any Regulatory Actions shall be pending or threatened; no Regulatory Action shall contain any provision or condition that is unacceptable to the Underwriters; and the issuance and sale of the Preferred Securities to the Underwriters hereunder, the issuance and sale of the Junior Subordinated Debentures, the Contribution, the issuance and sale of the Short-Term Junior Subordinated Debentures and the Guarantee shall be in conformity with each Regulatory Action;

          (k) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of the general partner of the Issuer and of the chief executive officer or the chief financial officer of the Company (or such other officer as is acceptable to you) satisfactory to the Representatives as to the accuracy of the representations and warranties of the Issuer and the Company herein at and as of such Time of Delivery, as to the performance by the Issuer and the Company of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a), (g) and (j) of this Section and as to such other matters as the Representatives may reasonably request;

          (l) The Preferred Securities shall have been approved for listing, subject only to official notice of issuance, on the New York Stock Exchange; and

          (m) A Special Event (as defined in the Prospectus, as amended or supplemented) shall not have occurred and be continuing; provided that it shall also be a condition of the obligations of the Company and the Issuer hereunder to issue and sell the Designated Securities that a Special Event shall not have occurred and be continuing.

               The several obligations of the Underwriters to purchase Option Securities pursuant to a Pricing Agreement are subject to the satisfaction on and as of the Option Time of Delivery specified therein of the conditions set forth in this Section 7, except that, if the Option Time of Delivery is other than the Time of Delivery, the certificates, opinions and letters referred to in paragraphs (b), (c), (d), (e), (f), (i) and (k) shall be dated the Option Time of Delivery and the opinions called for by paragraphs (b), (c), (e), (f) and (i) shall be revised to reflect the sale of the Option Securities.

          8. (a) The Issuer and the Company will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Preferred Securities and the Guarantee, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Issuer nor the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Preferred Securities and the Guarantee, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer and the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus, as amended or supplemented, relating to such Designated Securities.

          (b) Each Underwriter will indemnify and hold harmless the Issuer and the Company against any losses, claims, damages or liabilities to which the Issuer and the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Preferred Securities and the Guarantee, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Preferred Securities and the Guarantee, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer and the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Issuer and the Company for any legal or other expenses reasonably incurred by the Issuer and the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuer and the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Issuer and the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Securities and not joint.

          (e)  The obligations of the Issuer and the Company under this
     Section 8 shall be in addition to any liability which the Issuer and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuer and the Company and to each person, if any, who controls the Issuer and the Company within the meaning of the Act.

          9. (a) If any Underwriter shall default in its obligation to purchase the Firm Securities or Option Securities which it has agreed to purchase under the Pricing Agreement relating to the Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties, to purchase such Firm Securities or Option Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Securities or Option Securities, then the Issuer and the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Firm Securities or Option Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Issuer and the Company that they have so arranged for the purchase of such Firm Securities or Option Securities, or the Issuer or the Company notifies the Representatives that it has so arranged for the purchase of such Firm Securities or Option Securities, the Representatives or the Issuer or the Company shall have the right to postpone the Time of Delivery or the Option Time of Delivery, as the case may be, for such Firm Securities or Option Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, as amended or supplemented, or in any other documents or arrangements, and the Issuer and the Company agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to the Designated Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Firm Securities or Option Securities of a defaulting Underwriter or Underwriters by the Representatives and the Issuer and the Company as provided in subsection (a) above, the aggregate number of shares of such Firm Securities or Option Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of Firm Securities or the Option Securities, as such case may be, then the Issuer and the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Securities or Option Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to the Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of shares of the Firm Securities or Option Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Securities or the Option Securities, as such case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Firm Securities or Option Securities of a defaulting Underwriter or Underwriters by the Representatives and the Issuer and the Company as provided in subsection (a) above, the aggregate number of Firm Securities or Option Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Firm Securities or the Option Securities, as the case may be, as referred to in subsection (b) above, or if the Issuer and the Company shall not exercise the right described in subsection
     (b) above to require non-defaulting Underwriters to purchase Firm Securities or Option Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm or Option Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Issuer or the Company, except for the expenses to be borne by the Issuer, the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10. This Agreement and any applicable Pricing Agreement shall be subject to termination in the absolute discretion of the Representatives, without liability on the part of any Underwriter of the Designated Securities relating to such Pricing Agreement by notice to the Issuer and the Company, if prior to the Time of Delivery for the Designated Securities or the Option Time of Delivery (if different from the Time of Delivery and then only as to the Option Securities), as the case may be, there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York or Missouri declared by either Federal or New York State or Missouri State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this Clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

          11. The respective indemnities, agreements, representations, warranties and other statements of the Issuer and the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Issuer, the Company, or any officer or director or controlling person of the Issuer or the Company, and shall survive delivery of and payment for the Designated Securities.

          12. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Issuer and the Company shall not then be under any liability to any Underwriter with respect to the Firm Securities or Option Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Issuer (or the Guarantee is not concurrently issued by the Company) as provided herein, the Issuer and the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Issuer and the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and
Section 8 hereof.

          13. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Issuer, shall be delivered c/o UtiliCorp United Inc., 911 Main, P.O. Box 13287, Kansas City, Missouri 64199-3287, Attention:
President, and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to UtiliCorp United Inc., 911 Main, P.O. Box 13287, Kansas City, Missouri 64199-3287, Attention: President; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Issuer or the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          14. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Issuer and the Company and, to the extent provided in Section 8 and Section 11 hereof the officers and directors of the Company and each person who controls the Issuer or the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          15. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          16. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          17. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original but all such respective counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us five (5) counterparts hereof.



                              Very truly yours,

                              UTILICORP CAPITAL L.P.



                              By:  UTILICORP UNITED INC.,
                                   General Partner



                              By:
                                 ------------------------
                                 Name:
                                 Title:


                              UTILICORP UNITED INC.



                              By:
                                 ------------------------
                                 Name:
                                 Title:


Confirmed as of the date first above mentioned.


GOLDMAN, SACHS & CO.
DEAN WITTER REYNOLDS INC.
PAINEWEBBER INCORPORATED
SMITH BARNEY INC.
As Representatives of the
  several Underwriters





By:
   -----------------------
   (Goldman, Sachs & Co.)

                                                                         ANNEX I

                                PRICING AGREEMENT

                                                          ________________, 1995

GOLDMAN, SACHS & CO.
DEAN WITTER REYNOLDS INC.
PAINEWEBBER INCORPORATED
SMITH BARNEY INC.
As Representatives of the
  several Underwriters
c/o GOLDMAN, SACHS & CO.
85 Broad Street
New York, New York  10004

Ladies and Gentlemen:

         UtiliCorp Capital L.P., a Delaware limited partnership (the "Issuer"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ______________, 1995 (the "Underwriting Agreement"), between the Issuer and Utilicorp United Inc., a Delaware corporation (the "Company") on the one hand and Goldman, Sachs & Co., Dean Witter Reynolds Inc., PaineWebber Incorporated and Smith Barney Inc. on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Preferred Securities (including the Guarantee) specified in Schedule II hereto (the "Firm Securities"). In addition, solely for the purpose of covering over-allotments, the Issuer proposes to issue and sell to the Underwriters, subject to the terms and conditions stated herein and in the Underwriting Agreement, its Preferred Securities specified in Schedule II hereto (the "Option Securities"). The Firm Securities, the Option Securities and the Guarantee are hereinafter collectively called the "Designated Securities". Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus, as amended or supplemented, relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 13 of the Underwriting Agreement and the address of the Representatives referred to in such Section 13 are set forth at the end of Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Issuer agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Issuer, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Securities set forth opposite the names of such Underwriter in Schedule I hereto. Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Issuer also agrees to issue and sell to each of the Underwriters, and the Underwriters shall have the right to purchase from the Issuer, up to the number of Option Securities set forth in Schedule II hereto. The Option Securities may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. If any Option Securities are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Issuer the number of Option Securities (subject to such adjustments as you may determine in order to avoid fractional shares) which bears the same proportion to the number of Option Securities to be sold by the Issuer as the number of Firm Securities set forth opposite the name of such Underwriter in
Schedule I hereto (or such number of Firm Securities increased as set forth in Section 9 hereof) bears to the total number of Firm Securities.

         The Company hereby guarantees the timely performance by the Issuer of its obligations under this Pricing Agreement and the Underwriting Agreement. As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be invested in Junior Subordinated Debentures, the Company hereby agrees to pay at the Time of Delivery of the Designated Securities to the Representatives for the accounts of the several Underwriters an amount or amounts set forth in Schedule II hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us five (5) counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Issuer and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Issuer and the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                              Very truly yours,

                              UTILICORP CAPITAL L.P.



                              By:  UTILICORP UNITED INC.
                                   General Partner


                              By:
                                 ------------------------------
                                 Name:
                                 Title:


                              UTILICORP UNITED INC.



                              By:
                                 ------------------------------
                                 Name:
                                 Title:


Confirmed as of the date
first above mentioned on
behalf of themselves and
the other several Underwriters
named in Schedule I hereto.

GOLDMAN, SACHS & CO.
DEAN WITTER REYNOLDS INC.
PAINEWEBBER INCORPORATED
SMITH BARNEY INC.
As Representatives of the
  several Underwriters




By:
    ------------------------------------
    (Goldman, Sachs & Co.)

                                   SCHEDULE I


                                                     Maximum Number
                                                        of Option
                                                    Securities to be
                                    Number of         Purchased if
                                 Firm Securities     Maximum Option
    Underwriter Purchased        to be Purchased        Exercised
    ---------------------        ---------------    ----------------

Goldman, Sachs & Co. . . . . .
Dean Witter Reynolds Inc.. . .
PaineWebber Incorporated . . .
Smith Barney, Inc... . . . . .
                                                    ____________
     Total . . . . . . . . . .

                                   SCHEDULE II

TITLE OF DESIGNATED SECURITIES:


REGISTRATION STATEMENT:
   Registration Statement No. 33-


NUMBER OF FIRM SECURITIES:

NUMBER OF OPTION SECURITIES:

GUARANTEE:

PRICE TO PUBLIC:

PURCHASE PRICE BY UNDERWRITERS:

COMMISSION PAYABLE TO UNDERWRITERS:

   $____ Per Designated Security ($____ Per Designated Security Sold to Certain Institutions)
SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:


DIVIDEND RATE:

   __% of the stated liquidation preference of $25 per Designated Security per annum

DIVIDEND PAYMENT DATES:

DIVIDEND RIGHTS:

VOTING RIGHTS:

LIQUIDATION RIGHTS:

REDEMPTION PROVISIONS:

STOCK EXCHANGE LISTING:

   New York Stock Exchange

TIME OF DELIVERY:

CLOSING LOCATION:

NAMES AND ADDRESSES OF REPRESENTATIVES:

    Goldman, Sachs & Co.
    Dean Witter Reynolds Inc.
    PaineWebber Incorporated
    Smith Barney Inc.

c/o Goldman, Sachs & Co.
    85 Broad Street
    New York, New York  10004

[OTHER TERMS]:

                                                                        ANNEX II



          Pursuant to Section 7(f), of the Underwriting Agreement, each of the independent accountants shall furnish letters to the Underwriters to the effect that, severally:

          (i) They are independent certified public accountants with respect to the Company and/or its Subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

         (ii) In their opinion, the consolidated financial statements and supporting schedule(s) of the Company and/or the Subsidiaries audited and reported upon by such accountants and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the regulations thereunder with respect to registration statements on Form S-3 and the Exchange Act and the regulations thereunder;

        (iii) With respect to the entity and entities for which such accountants have certified the financial statements of the Company and/or the Subsidiaries included or incorporated by reference in the Registration Statement (hereinafter, with respect to each of such accountants severally referred to as an "Audited Entity"), they have performed specified procedures, not constituting an audit, including a reading of all of the available interim consolidated financial statements of the Audited Entity since the end of the most recent fiscal year with respect to which an audit report has been issued, inquiries of and discussions with certain officials of the Audited Entity and certain of its subsidiaries responsible for financial and accounting matters with respect to the unaudited consolidated financial statements incorporated by reference in the Registration Statement and Prospectus, as amended or supplemented, and all of the available interim unaudited consolidated financial statements of the Audited Entity since the end of the most recent fiscal year, and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures nothing came to such accountants' attention that caused them to believe that: (A) the unaudited consolidated financial statements of the Audited Entity incorporated by reference in the Registration Statement and Prospectus, as amended or supplemented, do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the rules and regulations thereunder or were not fairly presented on a basis substantially consistent with that of the corresponding audited financial statements incorporated by reference therein, or (B) at a specified date not more than five days prior to the date of such letter, there was any change in the outstanding capital stock (in the case of a corporation) of the Audited Entity or consolidated long-term debt of the Audited Entity, or any increase in preferred stock of the Audited Entity, in each case as compared with the amounts shown on the most recent consolidated balance sheet of the Audited Entity incorporated by reference in the Registration Statement and Prospectus, as amended or supplemented, except in each such case as set forth in or contemplated by the Registration Statement and Prospectus, as amended or supplemented, or except for such exceptions enumerated in such letter as shall have been agreed to by the Underwriters, the Issuer and the Company; and

         (iv) In addition to the examination referred to in their report included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented, and the limited procedures referred to in clause (iii) above, such accountants have carried out certain other specified procedures, not constituting an audit, with respect to certain financial information which is included or incorporated by reference in the Registration Statement and Prospectus, as amended or supplemented, which are specified by the Underwriters or their counsel, and have found such financial information to be in agreement with the relevant accounting, financial and other records of the Audited Entity identified in such letter.

          All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus, as amended or supplemented (including the documents incorporated by reference therein), in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.


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